Second Quarter 2024 Earnings Call July 30, 2024 Ammons compressor station - Appalachia Gathering System phase 2 expansion DT Midstream

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident" and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; industry changes, including the impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; our ability to successfully and timely implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; the effectiveness of our information technology and operational technology systems and practices to detect and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts in Ukraine and the Middle East; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies; the suspension, reduction or termination of our customers' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023 and our reports and registration statements filed from time to time with the SEC. The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled "Risk Factors" in our Annual Report for the year ended December 31, 2023, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. DT Midstream

Second Quarter 2024 Accomplishments Strong financial performance Second quarter 2024 net income of $96 million and Adjusted EBITDA1 of $248 million Reaffirming 2024 Adjusted EBITDA guidance range of $930 - $980 million Confident in 2025 Adjusted EBITDA early outlook of $980 - $1,040 million Moody's and Fitch issued positive rating outlook/watch Successful construction and development activity LEAP Phase 3 expansion in-service early and on budget Executed agreements to connect three producers to our Haynesville System from East Texas acreage Remain in early-stage discussions on data center-related opportunities Continuing to advance energy transition platform Louisiana CCS on-track for 2H 2024 final investment decision Developing new clean fuels gathering project DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 3

Quality Portfolio Delivering Sector-Leading Results

Distinctive and durable business attributes

Sector-leading Pipeline contribution[1]


Adjusted EBITDA[2]
Pipeline[3]
65%
35%
Gathering

Strong organic results with no commodity exposure

2020 - 2023 Adjusted EBITDA CAGR

DTM	Peers[1]
9%	4%

2024E Dividend Coverage Ratio

DTM	Peers[1]
2.4x	1.8x

3-Yr. Distribution CAGR

DTM	Peers[1]
7%	4%

Premium quality portfolio

100%
Natural gas focus

~90%
MVC/Demand charges and flowing gas[4]

~9 years
average contract tenor for both segments

>$1.3B
organic growth project backlog at 5-8x build multiples

1. Peer group sets utilized: Pipeline contribution – Based on Q4 2023 adjusted EBITDA; US-based midstream peers (AM, ENLC, ET, ETRN, EPD, KMI, MPLX, OKE, TRGP, WES, WMB); Adj. EBITDA CAGR - average of gas-focused peers (AM, ENLC, ETRN, KMI, TRP, WMB); Dividend coverage and distribution-CAGR - average of large-cap peers (WMB, KMI, EPD, MPLX, ET, TRP, OKE)
2. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix
3. The terminology and asset categorization used here are for accounting purposes only and do not reflect on the jurisdictional status of any particular asset
4. Flowing gas represents proved developed producing reserves (PDPs); % is of 2023 total revenue

Source: Wells Fargo Equity Research

DT Midstream

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DT Midstream has strategically located, integrated assets Uniquely positioned to benefit from growing LNG and power demand Forecasted Data Center Cumulative New Electricity Demand (TWh) 250 200 150 100 50 0 2024 2025 2026 2027 2028 2029 2030 PJM MISO +57% CAGR Michigan System Vector Pipeline Washington 10 Storage Complex Bluestone Gathering Lateral Pipeline Millennium Pipeline Generation Pipeline Tioga Gathering System NEXUS Gas Transmission Pipeline Susquehanna Gathering System Birdsboro Pipeline Ohio Utica Gathering System Appalachia Gathering System Stonewall Gas Gathering Lateral Pipeline PJM Service Territory MISO Service Territory Data Center Count Density LNG Facilities Operational Under development Haynesville System Gillis Hub Henry Hub Forecasted LNG Capacity Growth in Louisiana Gulf Coast Area (Bcf/d) +55% CAGR 0.8 7.2 11.3 2024 2027 2030 Plaquemines Golden Pass Port Arthur Sabine Pass Calcasieu Pass Delfin DT Midstream Sources: S+P Global Commodity Insights, Wood Mackenzie North America Gas Investment Horizon Outlook - October 2023 5

Second Quarter 2024 Financial Results Adjusted EBITDA1 (millions) xx segment % of total $245 $156 $89 Q1 2024 64% 36% $248 $153 $95 62% 38% Q2 2024 Pipeline Gathering Pipeline2 Higher firm revenue on LEAP and W10 storage, offset by lower seasonal earnings from JV pipelines Gathering Base business lower in Q2 due to timing of producer plans and production Favorable one-time items of ~$10 million in Q23 DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. The terminology and asset categorization used here are for accounting purposes only and do not reflect on the jurisdictional status of any particular asset 3. Accounting adjustments originally expected in Q4 of 2024 6

Growth Investment Projects Continue to advance and deliver on short-cycle growth investments Project Expected in-service dates Pipeline Haynesville LEAP expansion - Phase 3 In-Service Stonewall to Mountain Valley Pipeline (MVP) expansion 1H 2026 Gathering Appalachia Tioga Gathering expansion Q2 2025 Appalachia Gathering System expansion - Phase 3 Q2 2025 - 1H 2026 Haynesville Blue Union well pad expansion Q2 2025 Haynesville Blue Union new producer expansions Q2 2025 Energy Transition1 Clean Fuels Gathering 2H 2025 In-flight project updates LEAP Phase 3 expansion in-service early, on-budget New Haynesville gathering expansions for three producers All growth investments on track and on budget DT Midstream 1. The asset categorization used here does not reflect the accounting segment. 7

Disciplined Capital Investment

Committed capital remains within 2024 guidance and free cash flow

Growth capex



(millions)
Committed
New Commitments
Pre-FID / Highly Probable
Cash flow after dividends
$330 - $375
~$330 Committed
~$180 Committed
2024 guidance¹
2025

Flexible, short-cycle, capital investments

- Capital investment program funded within free cash flow
- Increasing committed capital in 2024-2025 to reflect new projects reaching FID
- Raising 2024 growth capital guidance range floor to reflect strong commercial progress this year; no change to top end

DT Midstream

1. Guidance range is net of a ~$20 million customer contribution

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LEAP Phase 3 Expansion Placed In-Service Early

Haynesville System provides 1.9 Bcf/d of wellhead to Gulf Coast markets access

Phase 3 LEAP expansion complete, increasing capacity from 1.7 Bcf/d to 1.9 Bcf/d

- Integrated gathering wellhead-to-water connectivity
- Project leverages recently expanded processing and entails incremental looping and compression
- Expansion is underpinned by a take-or-pay contract

In active discussions for additional expansions

- Capital efficient, lower-risk expansions provide timely access to growing LNG demand
- Targeting 200 - 400 MMcf/d for Phase 4 expansion

Haynesville System LEAP expansion potential ~4 Bcf/d



DTM assets
DTM treating plants
Electric compression
Acreage dedication
LNG facilities
Operational
Under development
Louisiana
Texas
Gillis Hub
Driftwood LNG
Lake Charles LNG
Cameron LNG
Sabine Pass LNG
Port Arthur
CP2
Henry Hub
Golden Pass LNG
Calcasieu Pass
Delfin LNG
Plaquemines
LEAP capacity (Bcf/d)
In-service
Original 1.0
Phase 1 expansion 0.3 Aug. 2023
Phase 2 expansion 0.4 Jan. 2024
Phase 3 expansion 0.2 Jun. 2024
Phase 4 expansion (pre-FID) 0.2 - 0.4 2025/2026
Total 2.1 - 2.3
Expansion potential ~4

DT Midstream 9

New East Texas Gathering Expansion Attaching three producers to Haynesville System with sizable additional acreage dedications Continuing to expand and diversify the supply access of our Haynesville System Expanding access to East Texas side of the Haynesville via new gathering agreements with three private producers Long-term gathering contracts have acreage dedications to Haynesville System which total over 10,000 acres; customers have potential access to LEAP Fully in-service by Q2 2025 Total expected capacity ramping up to ~400 MMcf/d1 over a two-year period DTM treating plants Third party processing plant DTM Haynesville System Existing acreage dedication New acreage dedication Carthage Hub East TX Supply Access Texas Louisiana To Gillis Hub DT Midstream 1. Capacity is primarily wellhead to Haynesville in-basin delivery points 10

Louisiana Carbon Capture and Sequestration

Evaluation of Class V test well confirms suitability of formation – on track for 2H 2024 FID

Project timeline

Capital deployment

Q4 2022
- ✓ Class VI well permit filing
- ✓ Conducted 3D seismic survey

Q2 2023
- ✓ Class V test well permit filing

1H 2024
- ✓ Class V test well permit approved
- ✓ Drill Class V test well
- ✓ Evaluate Class V test well results

2H 2024
- **LA DENR final Class VI permit requirements** *Current stage*
- Final investment decision

YE 2024
- Expected Class VI well permit approval

2H 2026
- ★ Expected Phase 1 project in-service

Minimizing capital spend until we reach a final investment decision

Methodical project development approach

Disciplined storage site selection and stakeholder engagement

- ✓ Proximity to CO_2 source and favorable sequestration geology
- ✓ Early engagement of local community and Louisiana DENR[1] on key development activities

Continued progress toward FID with successful Class V test well

- ✓ Validated formation structure and completed injectivity tests
- ✓ Secured key storage rights
- ✓ Third party expert analysis of Class V test well completed; confirming formation suitability
- ✓ Commenced engineering design of system
- ✓ Awaiting final Class VI well permit requirements from Louisiana DENR
- ✓ Project remains on track for 2H 2024 FID

Leveraging over 50 years of storage and pipeline development and operations experience

DT Midstream

1. Louisiana Department of Energy and Natural Resources

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New Clean Fuels Gathering Project New strategic investment leverages DTM's gas gathering, treating and tax credit expertise Clean Fuels Transaction Process Producer Responsibility Fugitive coal mine methane gas Produced gas from dedicated acreage Performance guarantee DT Midstream Responsibility Gas gathering and treating Gas delivery to interstate pipeline Monetization of economic proceeds1 Tax credits Carbon offsets Gas sales Attractive investment establishes DTM as an early mover in the growing clean fuels sector Acquisition of an existing treating plant and buildout of new gas gathering system to serve clean fuel production ~$12 million initial payment in 2024; project contribution expected in 2H 2025 Project expected to provide clean fuel tax credits and environmental attributes Working with an experienced producer that has developed projects across six states DT Midstream 1. Monetization of proceeds will incorporate a sharing component with producer 12

Quarterly Financial Results Three months ended (millions, except EPS) June 30, 2024 March 31, 2024 Key drivers Adjusted EBITDA1 $248 $245 Pipeline segment $153 $156 Gathering segment $95 $89 One-time items totaling ~$10 million in Q2 Operating Earnings2 $96 $97 Operating EPS2 $0.98 $0.99 Distributable Cash Flow3 $160 $227 Cash interest payment in Q2 Growth Capital4 $745 $825 Maintenance Capital $6 $7 DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 98 million shares outstanding - diluted 3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in the appendix 4. Includes contribution to equity method investees 5. Growth capital reflects DT Midstream capital spend of $75 million less ~$1 million cash contribution from customers received in Q2 2024; capital spend of $92 million less cash contribution from customers of $10 million in Q1 2024 13

DT Midstream Investment Thesis DT Midstream Pure play natural gas midstream portfolio Premium shareholder returns Strong organic growth Balance sheet strength DT Midstream 14

Appendix DT Midstream 15

Gathering Volume Summary Haynesville throughput (bcf/d) Blue Union Gathering 1.53 1.60 1.56 1.52 1.50 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Northeast throughput (bcf/d) Susquehanna Gathering Appalachia Gathering Tioga Gathering Ohio Utica Gathering 1.39 1.39 1.53 1.54 1.43 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 DT Midstream 16

2024/2025 Guidance Summary (millions, except EPS) Prior Guidance Updated Guidance 2024 Adjusted EBITDA1 $930 - $980 $930 - $980 Operating Earnings2 $335 - $375 $335 - $375 Operating EPS2 $3.43 - $3.83 $3.43 - $3.83 Distributable Cash Flow3 $640 - $700 $640 - $700 Capital Expenditures $330 - $415 $360 - $415 Growth Capital4 $300 - $375 $330 - $375 Raising floor to reflect progress Maintenance Capital $30 - $40 $30 - $40 2025 Adjusted EBITDA (early outlook) $980 - $1,040 $980 - $1,040 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 98 million shares outstanding - diluted 3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in the appendix 4. Includes contribution to equity method investees; guidance range is net of a ~$20 million customer contribution DT Midstream 17

Continuing Our Track Record of Distinctive Growth Targeting long-term Adjusted EBITDA growth of 5-7% Adjusted EBITDA1 (millions) 5-7% long-term growth rate Differentiated growth drivers $1.3 billion organic growth project backlog Tangible energy transition projects Fully funded with long-term, contract-backed free cash flows No commodity exposure +6% $930 - $980 $980 - $1,040 2024 guidance 2025 early outlook 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix DT Midstream 18

Strong Long-term Production Outlook in Both Basins Haynesville and Appalachia production are expected to experience significant growth over the next decade Historical production (bcf/d) Haynesville Appalachia Production forecast (bcf/d) Haynesville Appalachia 60 50 40 30 20 10 0 2018 2019 2020 2021 2022 2023 2023 DUC inventory1 Haynesville 412 662 764 807 Appalachia 630 840 810 786 +18 bcf/d 49 67 15 27 34 40 2023 2033 1. Drilled but uncompleted (DUC) wells data reflects EIA publication released July 9, 2024 Sources: EIA, S+P Global Commodity Insights, and Wood Mackenzie North America Gas Investment Horizon Outlook - October 2023 DT Midstream 19

Executing a Leading ESG Program Focused on impactful environmental, social and governance initiatives Environmental Continuing to advance CCS opportunity in Louisiana Advancing hydrogen development opportunities with strategic partnership Transitioning to net zero GHG emissions with a goal to complete by 2050, including a 30% reduction by 2030 Social 83% improvement in total recordable safety incident rate since 2020 Doubled the percentage of ethnically diverse leadership Community giving and volunteer hours per employee is leading among midstream peers Governance Independent and diverse board Long-term incentive plans tied to total shareholder return DT Midstream Corporate Sustainability Report 2024 Corporate Sustainability Report 2024 DT Midstream 20

Non-GAAP Definitions Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2024 or 2025 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. DTMidstream 21

Non-GAAP Definitions Operating Earnings and Operating Earnings per share are non-GAAP measures Use of Operating Earnings Information - Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. DT Midstream 22

Non-GAAP Reconciliations Reconciliation of Reported to Operating Earnings - DT Midstream Consolidated Three Months Ended June 30, 2024 March 31, 2024 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (millions) Adjustments $ - $ - $ - $ - Net Income Attributable to DT Midstream $96 $ - $ - $96 $97 $ - $ - $97 Six Months Ended June 30, 2024 June 30, 2023 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (millions) Adjustments $ - $ - $ - $ - Net Income Attributable to DT Midstream $193 $ - $ - $193 $172 $ - $ - $172 (1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments DT Midstream 23

Non-GAAP Reconciliations Reconciliation of Reported to Operating Earnings per diluted share(2) - DT Midstream Consolidated Three Months Ended June 30, 2024 March 31, 2024 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (per share) Adjustments $ - $ - $ - $ - Net Income Attributable to DT Midstream $0.98 $ - $ - $0.98 $0.99 $ - $ - $0.99 Six Months Ended June 30, 2024 June 30, 2023 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (per share) Adjustments $ - $ - $ - $ - Net Income Attributable to DT Midstream $1.97 $ - $ - $1.97 $1.76 $ - $ - $1.76 (1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments (2) Per share amounts are divided by Weighted Average Common Shares Outstanding - Diluted, as noted on the Consolidated Statements of Operations DT Midstream 24

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Three Months Ended Six Months Ended June 30, 2024 March 31, 2024 June 30, 2024 June 30, 2023 Consolidated (millions) Net Income Attributable to DT Midstream $96 $97 $193 $172 Plus: Interest expense 39 40 79 73 Plus: Income tax expense 33 31 64 69 Plus: EBITDA from equity method investees(1) 53 50 103 87 Less: Interest income - (1) (1) (1) Less: Earnings from equity method investees (39) (46) (85) (91) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (2) (2) Adjusted EBITDA $248 $245 $493 $449 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended Six Months Ended June 30, 2024 March 31, 2024 June 30, 2024 June 30, 2023 (millions) Earnings from equity method investees $39 $46 $85 $91 Plus: Depreciation and amortization attributable to equity method investees 21 20 41 41 Plus: Interest expenses attributable to equity method investees 7 9 16 10 EBITDA from equity method investees $67 $75 $142 $142 DT Midstream 25

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment Three Months Ended Six Months Ended June 30, 2024 March 31, 2024 June 30, 2024 June 30, 2023 Pipeline (millions) Net Income Attributable to DT Midstream $71 $74 $145 $121 Plus: Interest expense 12 13 25 29 Plus: Income tax expense 24 24 48 49 Plus: Depreciation and amortization 19 18 37 33 Plus: EBITDA from equity method investees(1) 67 75 142 142 Less: Interest income - (1) (1) (1) Less: Earnings from equity method investees (39) (46) (85) (91) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (2) (2) Adjusted EBITDA $153 $156 $309 $280 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended Six Months Ended June 30, 2024 March 31, 2024 June 30, 2024 June 30, 2023 (millions) Earnings from equity method investees $39 $46 $85 $91 Plus: Depreciation and amortization attributable to equity method investees 21 20 41 41 Plus: Interest expense attributable to equity method investees 7 9 16 10 EBITDA from equity method investees $67 $75 $142 $142 DT Midstream 26

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment Three Months Ended Six Months Ended June 30, 2024 March 31, 2024 June 30, 2024 June 30, 2023 Gathering (millions) Net Income Attributable to DT Midstream $25 $23 $48 $51 Plus: Interest expense 27 27 54 44 Plus: Income tax expense 9 7 16 20 Plus: Depreciation and amortization 34 32 66 54 Adjusted EBITDA $95 $89 $184 $169 DT Midstream 27

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow Three Months Ended Six Months Ended June 30, 2024 March 31, 2024 June 30, 2024 June 30, 2023 Consolidated (millions) Net Income Attributable to DT Midstream $96 $97 $193 $172 Plus: Interest expense 39 40 79 73 Plus: Income tax expense 33 31 64 69 Plus: Depreciation and amortization 53 50 103 87 Plus: Adjustments for non-routine items(1) - - - (371) Less: Earnings from equity method investees (39) (46) (85) (91) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (2) (2) Plus: Dividends and distributions from equity method investees 50 75 125 509 Less: Cash interest expense (64) (10) (74) (69) Less: Cash taxes (1) (2) (13) (11) Less: Maintenance capital investment(1) (6) (7) (13) (11) Distributable Cash Flow $160 $227 $387 $348 (1) Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. DT Midstream 28